Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

OF

VETERINARY PET INSURANCE COMPANY

PURSUANT TO THE OFFER TO PURCHASE DATED MAY 1, 2008

BY

SCOTTSDALE INSURANCE COMPANY

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON MAY 30, 2008, UNLESS THE OFFER IS EXTENDED

The Depositary for the Offer is:

MELLON INVESTOR SERVICES LLC

By Overnight Courier:	By Mail:	By Hand:
Mellon Investor Services LLC Attn: Reorganization Department 480 Washington Boulevard Jersey City, NJ 07310	Mellon Investor Services LLC Attn: Reorganization Department P.O. Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC Attn: Reorganization Department 480 Washington Boulevard Jersey City, NJ 07310

IF YOU HAVE QUESTIONS OR REQUIRE ASSISTANCE, INCLUDING FOR LOST STOCK CERTIFICATES, CONTACT THE INFORMATION AGENT:

Toll Free at (877) 868-4970.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR BY A DELIVERY METHOD OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON VPI SHARE (S) CERTIFICATE(S)	Shares Tendered (Attach additional list if necessary)
	Certificate Number(s)	Total No. of Shares Represented By Certificate(s)	Number of Shares Tendered *

Total Shares:

*	Pursuant to the terms of the Offer, all VPI shares held by the shareholder must be tendered in the Offer. No partial tenders will be accepted. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Scottsdale Insurance Company, an Ohio corporation (“SIC”), the above-described shares of common stock, par value $0.18 per share, of Veterinary Pet Insurance Company, a California corporation (“VPI”), pursuant to SIC’s offer to purchase all VPI shares, other than those shares already owned by SIC, at $13.80 per share, net to the seller in cash less any required withholding of taxes and without payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 1, 2008 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The undersigned understands that SIC reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of VPI shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve SIC of its obligations under the Offer or prejudice the undersigned’s right to receive payment for VPI shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of VPI shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of SIC all right, title and interest in and to all VPI shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional shares) and rights declared, paid or distributed in respect of such shares on or after the date hereof (collectively, “Distributions”) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such shares (and all Distributions) for transfer on the books of VPI and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of SIC and each of them, as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such agent, attorney-in-fact and proxy or his or her substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all VPI shares tendered hereby which have been accepted for payment by SIC prior to the time of such vote or other action and all shares and other securities issued in Distributions in respect of such shares, which the undersigned is entitled to vote at any meeting of stockholders of VPI (whether annual or special and whether or not an adjourned or postponed meeting) or written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the VPI shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such VPI shares by SIC in accordance with the other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such shares (and all shares and other securities issued in Distributions in respect of such shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for shares or Distributions to be deemed validly tendered, immediately upon SIC’s acceptance of such shares for payment, SIC must be able to exercise full voting and other rights with respect to such shares (and any and all Distributions), including, without limitation, voting at any meeting of VPI’s shareholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer VPI shares tendered hereby and all Distributions, that when such shares are accepted for payment by SIC, SIC will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or SIC to be necessary or desirable to complete the sale, assignment and transfer of shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of SIC all Distributions in respect of shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, SIC shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of VPI shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by SIC in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors, successors in interest and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that the valid tender of VPI shares pursuant to any one of the procedures described in “Offer Terms,” Section 3 (“Procedures for Tendering Shares”) of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. SIC’s acceptance of such VPI shares for payment will constitute a binding agreement between the undersigned and SIC upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all VPI shares purchased in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.”

On April 9, 1997, and with the approval of VPI’s then Board of Directors and shareholders, VPI filed an amendment to its Articles of Incorporation reflecting a 1-for-8 reverse stock split. If you received or paid for VPI shares prior to April 9, 1997, or if you were granted employee incentive stock options prior to April 9, 1997, your shares or incentive stock options were adjusted on VPI’s corporate records to reflect the 1-for-8 reverse stock split. This means that if you did not replace your pre-April 9, 1997 VPI share certificates to reflect the correct post-split amounts, then your pre-split share certificate in your possession reflects a greater number of VPI shares than what in fact you currently own.

Many shareholders may hold certificates showing a company name other than VPI, such as California Veterinary Services, Inc. or Veterinary Pet Services, Inc. The Company was named California Veterinary Services, Inc. until 1997 when it charged its name to Veterinary Pet Services, Inc. In 2005, Veterinary Pet Services, Inc. was merged into VPI, with VPI being the surviving company. Accordingly, you may tender share certificates in the Offer with the company name of VPI, Veterinary Pet Services, Inc. or California Veterinary Services, Inc.

IMPORTANT

SHAREHOLDERS SIGN HERE

(ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

SIGN HERE *

(Please complete Substitute Form W-9 below)

(x)

(x)

Signature(s) of Shareholder(s)

Dated                                         , 2008

Name(s)

(Please print)

Capacity (full title)

Address

(Zip Code)

Area Code and Telephone Number

*

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

SPECIAL PAYMENT INSTRUCTIONS

(SEE INSTRUCTION 6)

To be completed ONLY if the check for the purchase price with respect to shares purchased is to be issued in the name of someone other than the undersigned.

Issue check to:

Name(s):
(PLEASE PRINT)
Address:

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

Signatures on this Special Payment distribution form must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (Stamp), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “eligible Institution”).

GUARANTEE OF SIGNATURE

(Place medallion guarantee in space below)

Name of Firm

Address

(Zip Code)

Authorized Signature

Name

(Please print)

Area Code and Telephone Number

Date                                 , 2008

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of VPI shares tendered hereby, no endorsements of VPI Certificates, separate stock powers or signature guarantees are required, unless payment is to be made to a person other than the registered holder(s). If any VPI shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any VPI shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares.

If the Certificates for shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered holder of the Certificates surrendered, then the tendered Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as described below. If the Letter of Transmittal or stock powers are signed or any Certificate is endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by SIC, proper evidence satisfactory to SIC of their authority to so act must be submitted. If the Certificates for shares are registered in the name of a person other than the signer of the Letter of Transmittal, or if an authorized signer of the Letter of Transmittal is directing that payment be made to a third party, then all signatures on a Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”).

If this Letter of Transmittal or any VPI Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to VPI of such person’s authority to so act must be submitted.

2. DELIVERY OF LETTER OF TRANSMITTAL AND VPI CERTIFICATES. This Letter of Transmittal is to be used if VPI Certificates are to be forwarded herewith. If VPI Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, VPI CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AN ENVELOPE ADDRESSED TO THE DEPOSITARY IS ENCLOSED WITH THESE MATERIALS FOR YOUR CONVENIENCE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative tenders will be accepted and no fractional shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their VPI shares for payment.

Certificates in a Predecessor Company Name. Many shareholders may hold certificates showing a company name other than VPI, such as California Veterinary Services, Inc. or Veterinary Pet Services, Inc. The Company was named California Veterinary Services, Inc. until 1997 when it charged its name to Veterinary Pet Services, Inc. In 2005, Veterinary Pet Services, Inc. was merged into VPI, with VPI being the surviving company.

Accordingly, you may tender share certificates in the Offer with the company name of VPI, Veterinary Pet Services, Inc. or California Veterinary Services, Inc.

1997 1–for–8 Reverse Stock Split. On April 9, 1997, and with the approval of VPI’s then Board of Directors and shareholders, VPI filed an amendment to its Articles of Incorporation reflecting a 1-for-8 reverse stock split. If you received or paid for VPI shares prior to April 9, 1997, or if you were granted employee incentive stock options prior to April 9, 1997, your shares or incentive stock options were adjusted on VPI’s corporate records to reflect the 1-for-8 reverse stock split. This means that if you did not replace your pre-April 9, 1997 VPI share certificates to reflect the correct post-split amounts, then your pre-split share certificate in your possession reflects a greater number of VPI shares than what in fact you currently own. For example, if you held 1,000 shares prior to April 9, 1997, you now actually hold 125 shares, reflecting the effect of the 1-for-8 reverse stock split (1,000 ÷ 8 = 125). Similarly, if you were granted 500 employee incentive stock options prior to April 9, 1997, and if you exercised those options, you now hold 63 shares, reflecting the effect of the 1-for-8 reverse stock split (500 ÷ 8 = 63 (rounded up)). If you held investor warrants or non-qualified options prior to April 9, 1997, and if you exercised those warrants or options, your VPI shares from those warrants or options might or might not be adjusted to reflect the reverse stock split based on whether the warrant or option contained or was granted protection against dilutive events such as the 1-for-8 reverse stock split.

3. INADEQUATE SPACE. If the space provided under “Description of Shares Tendered” is inadequate, the VPI Certificate numbers, the number of shares evidenced by such VPI Certificates and the number of shares tendered should be listed on a separate sheet of paper signed and attached to this Letter of Transmittal.

4. NO PARTIAL TENDERS. If you elect to participate in the Offer, you must tender all of the VPI shares registered in the name of the record holder. The “record holder” is the name that is on the stock certificate. Some shareholders might be in control or in possession of stock certificates in the names of multiple record holders. For example, a shareholder might have VPI shares registered in his name and also in the name of an IRA where he is the named beneficiary. In these cases, a shareholder may tender VPI shares in the name of one record holder but not others. However, if a record holder elects to tender any VPI shares, then all VPI shares in the name of that record holder must be tendered.

5. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 5, SIC will pay all stock transfer taxes with respect to the sale and transfer of any VPI shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares purchased is to be made to any person other than the registered holder(s), or if tendered VPI Certificate(s) are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such shares purchased, unless evidence satisfactory to SIC or VPI of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE VPI CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

6. SPECIAL PAYMENT INSTRUCTIONS. If a check for the purchase price is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal and at an address other than that shown in the box entitled “Description of Shares Tendered,” the appropriate box above must be completed.

Signatures on the Special Payment distribution form must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (Stamp), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “eligible Institution”).

7. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Georgeson Inc., the Information Agent, toll-free at (877) 868-4970. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent. All inquiries regarding lost stock certificates shall be directed to the Information Agent.

8. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 28% federal income tax withholding on the payment of the purchase price of all shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date BOTH the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

9. WAIVER OF CONDITIONS. SIC reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions to the Offer except for the minimum tender condition (as described in the Offer to Purchase), in whole or in part, in the case of any VPI shares tendered.

10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any VPI Certificate(s) has been lost, destroyed or stolen, the shareholder should promptly notify Georgeson Inc., the Information Agent, toll-free at (877) 868-4970. The shareholder will then be instructed as to the steps that must be taken in order to replace the VPI Certificate(s). The Information Agent will require you to complete an affidavit of lost certificate and return it to the Information Agent. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen VPI Certificates have been followed. If you are unable to locate your VPI Certificates, after diligent inquiry, we urge you to contact Georgeson Inc., the Information Agent, toll-free at (877) 868-4970, immediately, in order to receive further instructions and to permit timely processing of this documentation.

11. IRREGULARITIES. SIC will determine in its sole discretion all questions as to the number of VPI shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. SIC reserves the absolute right to reject any or all tenders of VPI shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of SIC, be unlawful. SIC also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and SIC’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of VPI shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as SIC shall determine.

IMPORTANT:

THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES) AND VPI CERTIFICATES MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is generally required to provide the Depositary (as payor) with such shareholder’s correct TIN on Substitute Form W-9 provided herewith. If such shareholder is an individual, the TIN generally is such shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a shareholder with respect to VPI shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of VPI shares tendered hereby. If shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, sign and date the Substitute Form W-9 and complete the additional certification. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

PAYOR’S NAME:

SUBSTITUTE

FORM W-9

NAME:

Individual  ☐            Partnership  ☐            Corporation  ☐            Other  ☐                                     (Specify)

DEPARTMENT OF THE TREASURY REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) AND CERTIFICATION	ADDRESS:

Part I. PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE SPACE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF AWAITING TIN, WRITE “APPLIED FOR”	SSN or TIN

Part II. FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING. SEE THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9.”

CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)	THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME);

(2)	I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE “IRS”) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND

(3)	I AM A U.S. CITIZEN OR OTHER U.S. PERSON.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                  Signature

                          Name (Please Print)

Date:                             , 2008

NOTE: YOU MUST ALSO COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING FOR A TIN TO BE ASSIGNED TO YOU OR IF YOU INTEND TO APPLY FOR A TIN:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Date:                         , 2008

Signature:

Name (Please Print):

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED.

THE LETTER OF TRANSMITTAL, CERTIFICATES FOR VPI SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF VETERINARY PET INSURANCE COMPANY OR SUCH SHAREHOLDER’S NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

Questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number listed below, and will be furnished promptly at SIC’s expense.

The Information Agent for the Offer is:

Georgeson Inc.

New York, New York

Please Call Toll-Free: (877) 868-4970